UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 8, 2007

OGE ENERGY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Oklahoma

(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638

(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321

(Address of Principal Executive Offices)	(Zip Code)

405-553-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

OGE Energy Corp. (the “Company”) is the parent company of Oklahoma Gas and Electric Company, a regulated electric utility with approximately 755,000 customers in Oklahoma and western Arkansas, and Enogex Inc. and its subsidiaries, a natural gas pipeline business with principal operations in Oklahoma.

On March 8-9, 2007, the Company is scheduled to make a financial presentation with certain investors to discuss, among other things, the Company’s corporate strategy and financial objectives, 2007 outlook and liquidity. This presentation is furnished as Exhibit 99.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.01	Financial presentation dated March 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller – Chief Accounting Officer

March 8, 2007

OG+E®

Financial Update
March 2007

New York, March 2007

OGE Energy Corp.

Safe Harbor

Except for the historical statements contained herein, the matters discussed in the following discussion and analysis, including the discussion in "Outlook", are forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; the Company's ability and the ability of its subsidiaries to obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy industry; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; federal or state legislation and regulatory decisions (including the approval of future regulatory filings with the OCC or the APSC related to its proposed construction of a new power plant and the outcome of OG&E's current FERC audit) and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of regulated accounting principles under SFAS No. 71; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission.

Topics

- **Strategic Overview**
  - Corporate
  - Utility
  - Enogex
- **Corporate Financial Objectives**
- **2007 Outlook**
- **Liquidity**
- **Appendix**

Strategic Overview

Corporate

Who We Are

OG&E – electric utility


Electric Generation Facilities
Electric Service Area

Enogex – natural gas pipeline


Natural Gas Processing Plants
Natural Gas Storage Fields

- OGE Energy's principal business is OG&E, an integrated electric utility serving 755,000 customers in major metropolitan areas of Oklahoma and Arkansas
- Enogex is engaged in gathering, processing, storage, transportation and marketing of natural gas primarily in the Mid Continent

Regional Utility Plus Strategy

- **Our strategy remains unchanged**
- **Remain a vertically integrated electric utility**
  - More favorable risk return proposition
  - Represent a majority of corporate assets
- **Maintain position in midstream gas business**
  - Provides strategic load following service to OG&E
  - Provides for asset/earnings diversity
  - Provides for key competitive skills for corporation
  - Provides for additional growth to utility

Foundations of OGE Corporate Strategy

Annual Earnings Growth Rate:
Consolidated 4-5%
Enogex 6-10%
Utility 3-4%



Balanced Growth
Skills & Capabilities
Asset Diversity
People
Process
Approach to Performance Improvement
Technology

Utility Assets 70%

Pipeline Assets 30%

Utility

Key Success Factors

- **Manage regulatory outcomes**
  - Red Rock Plant
  - Environmental plan
  - Infrastructure spending

- **Focus on costs**
  - Mitigate rate increases
  - Supply chain initiative

Manage Regulatory Outcomes

- **Red Rock Plant**
  - Filed with Oklahoma Corporation Commission on January 17, 2007
  - Requested CWIP rider effective August 2007
  - Requested decision by July 20, 2007
- **Environmental Costs**
  - Will file regional haze plan with the Oklahoma Department of Environmental Quality by March 30, 2007
  - State law (HB 1910) allows for pre approval of mandated environmental spending
- **Infrastructure Spending**
  - Nearly $2 billion of capital spending for infrastructure over the next six years

Planned Capital Expenditures


In Millions of $
$431
$690
$745
$591
$480
$366
$800
$700
$600
$500
$400
$300
$200
$100
$0
5
93
81
252
91
279
72
248
152
285
49
259
175
98
50
268
113
34
52
281
33
52
281
2007
2008
2009
2010
2011
2012
T&D infrastructure
Other
Red Rock
Environmental

Regulatory Plan

Implemented	Regulatory Plan					
2006	2007	2008	2009	2010	2011	2012
Oklahoma Rate Increase	Arkansas Rate Increase			Oklahoma Rate Increase	Arkansas Rate Increase	Oklahoma Rate Increase
Security Rider	Security Rider	Security Rider	Security Rider			
	Centennial Rider	Centennial Rider	Centennial Rider			
	Red Rock Rider	Red Rock Rider	Red Rock Rider	Red Rock Rider	Red Rock Rider	

Focus on Costs

- The Utility must improve productivity and increase efficiencies in order to reduce future rate increases
- We believe we can manage costs and increase customer satisfaction
- Our Supply Chain Initiative provides an excellent opportunity for the Company to significantly reduce costs by improving processes, leveraging technology, and forming vendor partnerships

Enogex

Key Success Factors

- **Capital redeployment from asset sales**
  - Mid-Continent Express Pipeline
  - Gulf Crossing project
  - Atoka Midstream LLC (Woodford Shale)
- **Grow with customers in mid-continent region**
- **Continued provider of strong, sustainable cash-flow**

Capital Redeployment

- **Asset sales have generated significant cash for redeployment**
- **The Mid-continent Express Pipeline**
  - Provides long-term stable cash flow
  - Up to $100 million of investment
  - Primary Term of 10 Years
  - Projected annual revenues of $12 to $30 million
- **Gulf Crossings Pipeline**
  - Provides long-term stable cash flow
  - Moves natural gas from Texas and Oklahoma to Perryville, La.

Capital Redeployment

- **Atoka Midstream LLC (Joint Venture)**
  - Adds needed gathering and processing infrastructure to the Woodford Shale region
  - An Enogex subsidiary will be the managing member and operator of the gathering and processing facilities
  - 20 new wells should be online by mid-year

Grow with Our Customers

- Enogex will continue to aggressively seek new business in the mid-continent region
- Enhance existing competitive advantages through superior customer service and operational efficiencies
- Pursue additional opportunities in Western Oklahoma and the Texas Panhandle

Areas of Potential Gathering Growth



Enogex
Anadarko
Woodford
Shale

Provider of Strong, Stable Cash Flow

- **Enogex's significant free cash flow provides financial flexibility to OGE Energy Corp. Flexibility options include use of cash for:**
  - Corporate dividend payments
  - Self funding of Enogex maintenance capital
  - Self funding of Enogex's core projects

- **Continue to reduce earnings volatility as a result of commodity exposure**

Corporate Financial Objectives

Corporate Financial Objectives

- Grow Earnings Per Share 4 – 5% APR Weather Normalized
- Achieve return on invested capital targets
- Provide Shareowner returns in the top 1/3 of our peer group
- Maintain strong credit ratings
- Grow dividend rate

OG+E

2003-2006*

(Compound Annual Growth Rate)



$2.60
$2.20
$1.80
$1.40
$1.00
15.5%
$1.59
$1.60
$1.77
$2.45
2003
2004
2005
2006

*From Continuing Operations

OGE Energy Corp.
Five-Year Total Return



250
200
150
100
50
0
2001
2002
2003
2004
2005
2006
OGE Energy Corp.
S&P 500 Index
S&P 500 Electric Utilities

Payout Ratio 2002-2006
(From Continuing Operations)


150%
120%
90%
60%
30%
0%
132%
84%
83%
75%
55%
2002
2003
2004
2005
2006

Debt/Capital*


75%
60%
45%
30%
15%
65%
58%
55%
50%
46%
2002
2003
2004
2005
2006

*Includes short-term debt

2007 Outlook

2007 Outlook

In Millions of $ except
for EPS

	Dollars	Diluted EPS
OG&E	$154 - $162	$1.67 - $1.75
Enogex	$63 - $72	$0.68 - $0.78
Hold Co.	($3) - ($4)	($0.03) - ($0.05)
Total	$213 - $231	$2.30 - $2.50

2007 Assumptions - Utility

- Normal weather patterns are experienced for the year;
- Gross margin on revenues on weather-adjusted, retail electric sales increases approximately two percent;
- Centennial wind farm rider increase of approximately $21 million;
- Arkansas rate increase of approximately $5 million which began in February 2007;
- Operating expenses increase approximately $28 million primarily due to higher employee costs and higher depreciation;
- Interest costs increase approximately $7 million primarily due to higher levels of long-term and short-term debt;
- Tax credit of approximately $11 million associated with the Centennial wind farm; and
- Capital expenditures for investment in OG&E's generation, transmission and distribution system are approximately $427 million in 2007, which includes capital expenditures of up to $94 million associated with OG&E's Red Rock generating plant.

2007 Assumptions - Enogex

- Total Enogex anticipated gross margin of approximately $312 million to $328 million as compared to approximately $307 million in 2006. The 2007 guidance includes:
- Transportation and storage gross margin contribution of approximately $136 million. As compared to 2006, margins are projected to increase approximately $11 million primarily in the storage business as a result of new contracts and higher storage fees.
- Gathering and processing gross margin contribution of approximately $168 million to $183 million as compared to approximately $168 million in 2006. Key factors affecting the gathering and processing gross margin are:
- Gross margin decrease in Enogex's gathering and processing business in 2007 primarily due to lower commodity spreads offset by higher contractual gains as a result of higher natural gas prices;
- Increase of 13 percent in volumes in Enogex's gathering business as compared to 2006 primarily due to new business;
- Forecasted natural gas prices of $6.33 to $6.62 per Million British thermal unit ("MMBtu") in 2007 as compared to $6.04 in 2006;

2007 Assumptions - Enogex

- Forecasted commodity spreads of $2.69 to $3.21 per MMBtu in 2007 as compared to $3.99 per MMBtu assumed in 2006;
- Forecasted average natural gas liquids prices of $0.93 to $1.02 per gallon in 2007 as compared to $1.10 per gallon in 2006; and
- Enogex's gathering and processing business is projecting approximately 318 new well connects in 2007 including wells behind central receipt points.
- Marketing gross margin contribution of approximately $9 million in 2007 as compared to approximately $14 million in 2006 primarily due to the recognition of mark-to-market hedging gains in 2006.
- Operating expenses increase approximately $16 million primarily due to increased employee costs associated with new business growth and higher depreciation costs;
- Other income decreases approximately $16 million from 2006 as a result of lower interest income due to the redeployment of cash from assets sales and the result of a legal settlement received in 2006;
- Interest expense remains relatively flat in 2007; and
- Capital expenditures for investment in Enogex's pipeline system are approximately $125 million in 2007.

Liquidity

- Renewed and extended credit facility in December with 14 member bank group
- Availability of $1 Billion
  - $600MM at OGE Energy Corp
  - $400MM at OG&E
- 5-year tenor with option for 2, 1-year extensions
- Option for one year term-out loan
- No borrowings as of 12/31/2006
- LC of $3.1MM

OGE

Financial Update
March 2007

New York, March 2007

OGE Energy Corp.